UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 02, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On February 2, 2026, MIRA Pharmaceuticals, Inc. (the “Company”) announced that it has initiated dosing in the final cohort of its Phase 1 multiple ascending dose (MAD) clinical trial evaluating Ketamir-2, the Company’s lead oral NMDA receptor antagonist.

To date, 50 healthy volunteers have already been dosed, while dosing in the final cohort is underway, with 6 subjects remaining. The Company expects to complete the Phase 1 clinical program by the end of the first quarter of 2026.

The Phase 1 study is a randomized, double-blind, placebo-controlled trial designed to evaluate the safety, tolerability, and pharmacokinetics of single and multiple oral doses of Ketamir-2 in healthy volunteers.

The Company is currently finalizing its Phase 2a proof-of-concept study in chemotherapy-induced peripheral neuropathy (CIPN), including clinical site selection, and plans to submit the Phase 2a protocol to the U.S. Food and Drug Administration following completion of Phase 1. Subject to regulatory feedback, the Company anticipates initiating the Phase 2a study in the second quarter of 2026. Given the oncology-related nature of CIPN and the lack of FDA-approved therapies, the Company intends to pursue FDA Fast Track designation for Ketamir-2 as the program advances.

The Company also announced that it plans to engage in partnering discussions at the BIO Partnering Investment & Growth Summit in March 2026 and to present Phase 1 data on Ketamir-2 at the American Association for Cancer Research (AACR) Annual Meeting in April 2026.

In addition, the Company provided an update on its preclinical pipeline programs. SKNY-1 is an orally administered small-molecule program under development for weight loss and nicotine addiction and is designed to avoid central nervous system–related adverse effects historically associated with prior CB1 receptor antagonists and muscle loss reported with certain injectable GLP-1–based therapies. MIRA-55 is a preclinical program under development for inflammatory pain, which has demonstrated analgesic and anti-inflammatory activity in preclinical models. Both programs are currently undergoing CMC optimization, with the objective of advancing each into IND-enabling status by year-end 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: February 02, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer